UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2014

Commission File Number: 001-36261

CHC Group Ltd.
(Exact name of Registrant as specified in its charter)

Cayman Islands	98-0587405
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)
190 Elgin Avenue
George Town
Gran Cayman, KY1-9005
Cayman Islands
(Address of principal executive offices, including zip code)
(604) 276-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 3, 2014, CHC Group Ltd. (“Company”) sent notice (“Notice”) to its shareholders announcing anticipated key dates, including the record date (the “Record Date”), for its offering of rights to acquire the Company’s new convertible preferred shares to its existing shareholders (“Rights Offering”). On October 13, 2014, the Company postponed the Record Date for the Rights Offering to October 24, 2014.

On October 23, 2014, the Company postponed the Record Date for the Rights Offering to November 3, 2014, subject to the effectiveness of its registration statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on September 22, 2014 (“Registration Statement”) on or before November 3, 2014.

The Company will complete the Rights Offering in accordance with applicable law and the terms stated in the Registration Statement and the Rights Offering will be made only by means of a prospectus contained in the Registration Statement. The Registration Statement remains subject to review by the SEC, has not been declared effective, and is subject to change. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities in the Rights Offering. If you are a shareholder as of the Record Date for the Rights Offering, you will receive a prospectus relating to the Rights Offering and related offering materials following the effectiveness of the Registration Statement. Those materials will describe in detail the procedures for participation in the Rights Offering.

Cautionary Note on Forward Looking Statements:
This Current Report on Form 8-K contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995, the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended, and other applicable securities legislation. All statements, other than statements of historical fact, included in this Current Report on Form 8-K regarding the Rights Offering are “forward-looking statements”. While these forward-looking statements represent our beliefs and expectations, the actual future events could differ materially from the information contained in the forward-looking statements. The Company disclaims any intentions or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K, as amended by our annual report on Form 10-K/A, our quarterly reports on Form 10-Q, and our other filings, in any discussion of risk factors or forward-looking statements, which are filed with the SEC and available free of charge at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHC GROUP LTD.

By:	/s/ Russ Hill
Name: Russ Hill
Authorized Signatory
Date: October 24, 2014